                           GRANT AGREEMENT

                     NONQUALIFIED STOCK OPTION




Thomas & Betts Corporation (the "Corporation"), for and in consideration of the provisions and conditions as stated herein and in the Corporation's 1993 Management Stock Ownership Plan (the "Plan") and other good and valuable consideration, does hereby grant to the employee (one of the key employees of the Corporation) identified in the attached Notice of Grant of Stock Option (the "Optionee") this option to purchase from the Corporation the number of shares of Common Stock of the Corporation at the price per share set forth in the Notice of Grant of Stock Option, which option is not intended to qualify as an incentive stock option ("ISO") as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")

The option granted pursuant to this Grant Agreement (the "Option") shall be subject to the following conditions:

(1) Subject to the provisions of Paragraph 4, the Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:


                          Portion of       Period from which
      Installment         Option Grant      Option Granted
      -----------         ------------      -----------------

      First               One-third            12 months

      Second              One-third            24 months

      Third               One-third            36 months

      If the Optionee does not purchase the full number of shares which he has at any time become entitled to purchase, he may purchase all or any part of those shares at any subsequent time during the term of this Option.

(2) The Option herein granted to the extent that is exercisable may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the

      Corporation at its principal office no later than the Expiration Date (as defined in Paragraph 3). Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Thomas & Betts Corporation Common Stock owned by the Optionee whose fair market value as of the close of the business day immediately preceding the specified Exercise Date does not exceed the purchase price payable; PROVIDED, HOWEVER, that the following holding periods shall have been satisfied with respect to shares to be exchanged: (i) if the shares to be exchanged were acquired by exercise of an ISO, such ISO shall have been granted at least two years prior thereto; and (ii) if the shares to be exchanged were acquired by exercise of an option, such Common Stock shall have been owned by the Optionee for at least one year prior to such payment, and FURTHER PROVIDED that the Committee shall have the right, upon prior notice to the holders of options, to modify, suspend or cancel the right to pay the purchase price in whole or in part by exchange of shares at any time in the event the Committee determines that there has been a change in tax or accounting consequences to the Corporation or to any Optionee. Nothing in this agreement shall confer upon the Optionee any rights as a stockholder prior to the time of the delivery to the Optionee of a stock certificate for the shares purchased under this agreement.

(3) Unless this Option expires earlier in accordance with any provision of Paragraph 4, this Option shall expire on the date which is ten (10) years from the Date of Grant (the "Expiration Date").

(4) If, prior to the Expiration Date, the Optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, this Option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the Expiration Date:

         (a) If the Optionee's employment terminates or is terminated for any reason other than (i) retirement, (ii) the Optionee becoming totally and permanently disabled, or (iii) death, this Option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of Paragraph 1.

         (b) If the Optionee retires at his normal or later retirement date or, with the consent of the Corporation, takes early retirement, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date of retirement;

        (c) If the Optionee becomes totally and permanently disabled, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date the Optionee's service as an employee is terminated within the meaning of the Code by reason of being totally and permanently disabled;

        (d) If the Optionee dies while he is employed or within three (3) years of his retirement in accordance with subparagraph (b) above, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within three (3) years of the Optionee's date of death by the legal representative of the Optionee or any person who acquires this Option by bequest or inheritance; and

      (e) For purpose of this Paragraph 4, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or an interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted herefor.

(5) The Optionee agrees, by the acceptance of this Option, for himself and his executors and administrators, that if a registration statement under the Securities Act of 1933 is not in effect at the time of the exercise of any portion of this Option, with respect to the sale by the Corporation and the resale by the Optionee of the shares issuable upon such exercise, it shall be a condition precedent to the right to purchase such shares that the notice of exercise shall be accompanied by a written representation that the Optionee or his executor or administrator is acquiring such shares for his own or such executor's or administrator's account for investment and not with a view to the distribution thereof.

(6) The Corporation shall not he required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of this Option until the admission of such shares to listing on any stock exchange on which the Corporation's stock may then be listed and until the Corporation takes such steps as may be required by law and applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange as above mentioned, or until, in the opinion of counsel for the Corporation, any such listing or registration or other steps are not required.

(7) The shares issued may be authorized but unissued stock, or treasury stock, and the number of shares with respect to which this Option may be exercised, and the price payable with respect thereto, shall be properly adjusted if the Corporation shall at any time declare a stock split, issue any stock dividend, or make a reclassification of such stock, so that the Optionee or his executors, administrators, legatees or distributees entitled hereunder shall not be in any way in a better or worse position as to the number of shares acquired and the aggregate amount paid therefore, solely from having exercised this option with respect to any of said shares after, rather than before, such stock split, stock dividend, or reclassification.

(8) The granting of this Option shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Optionee for any specified period. The Company continues to retain the absolute right to terminate the employment relationship with the Optionee at any time, with or without good cause.

(9) This Option shall be binding upon the Corporation and its successors and assigns, and upon the Optionee and his administrators and executors.

(10) Whenever the Corporation is required to issue or transfer shares of its Common Stock to Optionee pursuant hereto, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any.

(11) The Optionee agrees, by the acceptance of this Option, to the amendment of this Grant Agreement, the Notice of Grant of Stock Option and the form of exercise of option provided by the Corporation in any manner requested by the Corporation pursuant to advice from the Securities and Exchange Commission at any time during the term of this Option, and to execute any and all instruments relative thereto when so requested by the Corporation.

(12) Throughout this agreement, the masculine gender shall be deemed to include the feminine.

(13) This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the Optionee it is exercisable only by the Optionee.

                              GRANT AGREEMENT

                           INCENTIVE STOCK OPTION

Thomas & Betts Corporation (the "Corporation"), for and in consideration of the provisions and conditions as stated herein and in the Corporation's 1993 Management Stock Ownership Plan (the "Plan") and other good and valuable consideration, does hereby grant to the employee (one of the key employees of the Corporation) identified in the attached Notice of Grant of Stock Option (the "Optionee") this option to purchase from the Corporation the number of shares of Common Stock of the Corporation at the price per share set forth in the Notice of Grant of Stock Option, which option, except as provided in Paragraph 4, is intended to qualify as an incentive stock option ("ISO") as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

The option granted pursuant to this Grant Agreement (the "Option") shall be subject to the following conditions:

(1) Subject to the provisions of Paragraph 4, the Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:


                          Portion of       Period from which
      Installment         Option Grant      Option Granted
      -----------         ------------      -----------------

      First               One-third            12 months

      Second              One-third            24 months

      Third               One-third            36 months

      If the Optionee does not purchase the full number of shares which he has at any time become entitled to purchase, he may purchase all or any part of those shares at any subsequent time during the term of this Option.

(2) The Option herein granted to the extent that it is exercisable may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the Corporation at its principal office no later than the Expiration Date (as defined in Paragraph 3). Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Thomas & Betts Corporation Common Stock owned by the Optionee whose fair market value as of the close of the business day immediately preceding the specified Exercise Date does not exceed the purchase price payable; PROVIDED, HOWEVER, that the following holding periods shall have been satisfied with respect to shares to be exchanged: (i) if the shares to be exchanged were acquired under an ISO, such ISO shall have been granted at least two years prior thereto; and (ii) if the shares to be exchanged were acquired by exercise of an option, such Common Stock shall have been owned by the Optionee for at least one year prior to such payment; and FURTHER PROVIDED that the Committee shall have the right, upon prior notice to the holders of options, to modify, suspend or cancel the right to pay the purchase price in whole or in part by exchange of shares at any time in the event the Committee determines that there has been a change in tax or accounting consequences to the Corporation or to any Optionee. Nothing in this agreement shall confer upon the Optionee any rights as a stockholder prior to the time of the delivery to the Optionee of a stock certificate for the shares purchased under this agreement.

(3) Unless this Option expires earlier in accordance with any provision of Paragraph 4, this Option shall expire on the date which is ten (10) years from the Date of Grant (the "Expiration Date").

(4) If, prior to the Expiration Date, the Optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, this Option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the Expiration Date:

      (a) If the Optionee's employment terminates or is terminated for any reason other than (i) retirement, (ii) the Optionee becoming totally and permanently disabled, (iii) death, or (iv) under the circumstances described in Paragraph 4(b), this Option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of Paragraph 1;

      (b) In the event that (i) the Optionee has an employment agreement with the Corporation which provides for his continued employment following a change in control ("Employment Agreement") and (ii) a "Change in Control," as defined in Section 2 of such Employment Agreement, occurs, this Option shall become fully exercisable upon the "Effective Date," as defined in Section 1(a) of such Employment Agreement, notwithstanding any provision in Paragraph 1 to the contrary, provided, however, that to the extent (if any) that the limitation set forth in Code Section 422(d) is exceeded, the Option shall be treated as a Nonqualified Stock Option; in addition, if such Optionee's employment with the Corporation is thereafter terminated under the circumstances described in Section 7(d) of such Employment Agreement, this Option shall remain exercisable at any time prior to the Expiration Date, provided, however, that if such exercise occurs more than three (3) months after the date of such Optionee's termination of employment, the Option shall be treated as a Nonqualified Stock Option;

      (c) If the Optionee retires at his normal or later retirement date or, with the consent of the Corporation, takes early retirement, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date of retirement; provided, however, that if such exercise occurs more than three (3) months after the date of such retirement, the Option shall be treated as a Nonqualified Stock Option;

      (d) If the Optionee becomes totally and permanently disabled, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six

          (6) years of the date the Optionee's service as an employee is terminated within the meaning of the Code by reason of being totally and permanently disabled; provided, however, that if such Exercise occurs more than one (1) year after the date the Optionee's employment is terminated due to such disability, this Option shall be treated as a Nonqualified Stock Option;

      (e) If the Optionee dies while he is employed or within three (3) years of his retirement in accordance with subparagraph (c) above, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within three (3) years of the Optionee's date of death by the legal representative of the Optionee or any person who acquires this Option by bequest or inheritance; provided, however, if the Optionee's date of death is more than three (3) months from the date of such retirement, this Option shall be treated as a Nonqualified Stock Option, and

      (f) For purpose of this Paragraph 4, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted herefor.

(5) The Optionee agrees, by the acceptance of this Option, for himself and his executors and administrators, that if a registration statement under the Securities Act of 1933 is not in effect at the time of the exercise of any portion of this Option, with respect to the sale by the Corporation and the resale by the Optionee of the shares issuable upon such exercise, it shall be a condition precedent to the right to purchase such shares that the notice of exercise shall be accompanied by a written representation that the Optionee or his executor or administrator is acquiring such shares for his own or such executor's or administrator's account for investment and not with a view to the distribution thereof.

(6) The Corporation shall be not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of this Option until the admission of such shares to listing on any stock exchange on which the Corporation's stock may then be listed and until the Corporation takes such steps as may be required by law and applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange as above mentioned, or until, in the opinion of counsel for the Corporation, any such listing or registration or other steps are not required.

(7) The shares issued may be authorized but unissued stock, or treasury stock. and the number of shares with respect to which this Option may be exercised, and the price payable with respect thereto, shall be properly adjusted if the Corporation shall at any time declare a stock split, issue any stock dividend, or make a reclassification of such stock, so that the Optionee or his executors, administrators, legatees or distributees entitled hereunder shall not be in any way in a better or worse position as to the number of shares acquired and the aggregate amount paid therefore, solely from having exercised this option with respect to any of said shares after, rather than before, such stock split, stock dividend, or reclassification.

(8) The granting of this Option shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Optionee for any specified period. The Company continues to retain the absolute right to terminate the employment relationship with the Optionee at any time, with or without good cause.

(9) This Option shall be binding upon the Corporation and its successors and assigns, and upon the Optionee and his administrators and executors.

(10) Whenever the Corporation is required to issue or transfer shares of its Common Stock to Optionee pursuant hereto, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any.

(11) The Optionee agrees, by the acceptance of this Option, to the amendment of this Grant Agreement, the Notice of Grant of Stock Option and the form of exercise of option provided by the Corporation, in any manner requested by the Corporation pursuant to advice from the Securities and Exchange Commission at any time during the term of this Option, and to execute any and all instruments relative thereto when so requested by the Corporation.

(12) Throughout this agreement, the masculine gender shall be deemed to include the feminine.

(13) This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the Optionee it is exercisable only by the Optionee.

                              GRANT AGREEMENT

                         NONQUALIFIED STOCK OPTION

Thomas & Betts Corporation (the "Corporation"), for and in consideration of the provisions and conditions as stated herein and in the Corporation's 1993 Management Stock Ownership Plan (the "Plan") and other good and valuable consideration, does hereby grant to the employee (one of the key employees of the Corporation) identified in the attached Notice of Grant of Stock Option (the "Optionee") this option to purchase from the Corporation the number of shares of Common Stock of the Corporation at the price per share set forth in the Notice of Grant of Stock Option, which option is not intended to qualify as an incentive stock option ("ISO") as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

The option granted pursuant to this Grant Agreement (the "Option") shall be subject to the following conditions:

(1) Subject to the provisions of Paragraph 4, the Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:


                          Portion of       Period from which
      Installment         Option Granted      Option Granted
      -----------         --------------   -----------------

      First               One-third            12 months

      Second              One-third            24 months

      Third               One-third            36 months

      If the Optionee does not purchase the full number of shares which he has at any time become entitled to purchase, he may purchase all of any part of those shares at any subsequent time during the term of this Option.

(2) The Option herein granted to the extent that it is exercisable may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the Corporation at its principal office no later than the Expiration Date (as defined in Paragraph 3). Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Thomas & Betts Corporation Common Stock owned by the Optionee whose fair market value as of the close of the business day immediately preceding the specified Exercise Date does not exceed the purchase price payable; PROVIDED, HOWEVER, that the following holding periods shall have been satisfied with respect to shares to be exchanged: (i) if the shares to be exchanged were acquired by exercise of an ISO, such ISO shall have been granted at least two years prior thereto; and (ii) if the shares to be exchanged were acquired by exercise of an option, such Common Stock shall have been owned by the Optionee for at least one year prior to such payment; and FURTHER PROVIDED that the Committee shall have the right, upon prior notice to the holders of options, to modify, suspend or cancel the right to pay the purchase price in whole or in part by exchange of shares at any time in the event the Committee determines that there has been a change in tax or accounting consequences to the Corporation or to Optionee Nothing in this agreement shall confer upon the Optionee any rights as a stockholder prior to the time of the delivery to the Optionee of a stock certificate for the shares purchased under this agreement.

(3) Unless this Option expires earlier in accordance with any provision of Paragraph 4, this Option shall expire on the date which is ten (10) years from the Date of Grant (the "Expiration Date").

(4) If, prior to the Expiration Date, the Optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, this option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the Expiration Date:

      (a) If the Optionee's employment terminates or is terminated for any reason other than (i) retirement, (ii) the Optionee becoming totally and permanently disabled, (iii) death, or (iv) under the circumstances described in Paragraph 4(b), this Option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of Paragraph 1;

      (b) In the event that (i) the Optionee has an employment agreement with the Corporation which provides for his continued employment following a change in control ("Employment Agreement") and (ii) a "Change in Control," as defined in Section 2 of such Employment Agreement, occurs, this Option shall become fully exercisable upon the "Effective Date," as defined in Section 1(a) of such Employment Agreement, notwithstanding any provision in Paragraph 1 to the contrary; in addition, if such Optionee's employment with the Corporation is thereafter terminated under the circumstances described in Section 7(d) of such Employment Agreement, this Option shall remain exercisable at any time prior to the Expiration Date;

      (c) If the Optionee retires at his normal or later retirement date or, with the consent of the Corporation, takes early retirement, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date of retirement;

      (d) If the Optionee becomes totally and permanently disabled, this Option may he exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date the Optionee's service as an employee is terminated within the meaning of the Code by reason of being totally and permanently disabled;

      (e) If the Optionee dies while he is employed or within three (3) years of his retirement in accordance with subparagraph (c) above, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within three (3) years of the Optionee's date of death by the legal representative of the Optionee or any person who acquires this Option by bequest or inheritance; and

      (f) For purpose of this Paragraph 4, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted here for.

(5) The Optionee agrees, by the acceptance of this Option, for himself and his executors and administrators, that if a registration statement under the Securities Act of 1933 is not in effect at the time of the exercise of any portion of this Option, with respect to the sale by the Corporation and the resale by the Optionee of the shares issuable upon such exercise, it shall be a condition precedent to the right to purchase such shares that the notice of exercise shall be accompanied by a written representation that the Optionee or his executor or administrator is acquiring such shares for his own or such executor's or administrator's account for investment and not with a view to the distribution thereof.

(6) The Corporation shall be not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of this Option until the admission of such shares to listing on any stock exchange on which the Corporation's stock may then be listed and until the Corporation takes such steps as may be required by law and applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange as above mentioned, or until, in the opinion of counsel for the Corporation, any such listing or registration or other steps are not required.

(7) The shares issued may be authorized but unissued stock, or treasury stock, and the number of shares with respect to which this Option may be exercised, and the price payable with respect thereto, shall be properly adjusted if the Corporation shall at any time declare a stock split, issue any stock dividend, or make a reclassification of such stock, so that the Optionee or his executors, administrators, legatees or distributees entitled hereunder shall not be in any way in a better or worse position as to the number of shares acquired and the aggregate amount paid therefore, solely from having exercised this option with respect to any of said shares after, rather than before, such stock split, stock dividend, or reclassification.

(8) The granting of this Option shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Optionee for any specified period. The Company continues to retain the absolute right to terminate the employment relationship with the Optionee at any time, with or without good cause.

(9) This Option shall be binding upon the Corporation and its successors and assigns, and upon the Optionee and his administrators and executors.

(10) Whenever the Corporation is required to issue or transfer shares of its Common Stock to Optionee pursuant hereto, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any.

(11) The Optionee agrees, by the acceptance of this Option, to the amendment of this Grant Agreement, the Notice of Grant of Stock Option and the form of exercise of option provided by the Corporation, in any manner requested by the Corporation pursuant to advice from the Securities and Exchange Commission at any time during the term of this Option, and to execute any and all instruments relative thereto when so requested by the Corporation.

(12) Throughout this agreement, the masculine gender shall be deemed to include the feminine.

(13) This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the Optionee it is exercisable only by the Optionee.

                            GRANT AGREEMENT

                        INCENTIVE STOCK OPTION

Thomas & Betts Corporation (the "Corporation"), for and in consideration of the provisions and conditions as stated herein and in the Corporation's 1993 Management Stock Ownership Plan (the "Plan") and other good and valuable consideration, does hereby grant to the employee (one of the key employees of the Corporation) identified in the attached Notice of Grant of Stock Option (the "Optionee") this option to purchase from the Corporation the number of shares of Common Stock of the Corporation at the price per share set forth in the Notice of Grant of Stock Option, which option, except as provided in Paragraph 4, is intended to qualify as an incentive stock option ("ISO") as that term is defined in Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code").

The option granted pursuant to this Grant Agreement (the "Option") shall be subject to the following conditions:

(1) Subject to the provisions of Paragraph 4, the Option shall become exercisable in three installments in accordance with the following schedule and after the expiration of the following periods of time:


                          Portion of       Period from which
      Installment         Option Grant      Option Granted
      -----------         ------------      -----------------

      First               One-third            12 months

      Second              One-third            24 months

      Third               One-third            36 months


      If the Optionee does not purchase the full number of shares which he has at any time become entitled to purchase, he may purchase all or any part of those shares at any subsequent time during the term of this Option.

(2) The Option herein granted to the extent that it is exercisable may be exercised by giving written notice to the Corporate Human Resources Department or other designated person of the Corporation at its principal office no later than the Expiration Date (as defined in Paragraph 3). Such notice shall include a statement of the number of shares with respect to which this Option is being exercised and the exercise date, and shall be accompanied by full tender of the purchase price payable which may be made in whole or in part either in cash or by the exchange of such number of whole shares of Thomas & Betts Corporation Common Stock owned by the Optionee whose fair market value as of the close of the business day immediately preceding the specified Exercise Date does not exceed the purchase price payable; PROVIDED, HOWEVER, that the following holding perioda shall have been satisfied with respect to shares to be exchanged: (i) if the shares to be exchanged were acquired under an ISO, such ISO shall have been granted at least two years prior thereto; and (ii) if the shares to be exchanged were acquired by exercise of an option, such Common Stock shall have been owned by the Optionee for at least one year prior to such payment, and FURTHER PROVIDED that the Committee shall have the right, upon prior notice to the holders of options, to modify, suspend or cancel the right to pay the purchase price in whole or in part by exchange of shares at any time in the event the Committee determines that there has been a change in tax or accounting consequences to the Corporation or to any Optionee. Nothing in this agreement shall confer upon the Optionee any rights as a stockholder prior to the time of the delivery to the Optionee of a stock certificate for the shares purchased under this agreement.

(3) Unless this Option expires earlier in accordance with any provision of Paragraph 4, this Option shall expire on the date which is ten (10) years from the Date of Grant (the "Expiration Date").

(4) If, prior to the Expiration Date, the Optionee (i) becomes totally and permanently disabled as determined by the Corporation in its sole discretion, (ii) retires, (iii) dies, or (iv) otherwise terminates or is terminated as an employee of the Corporation, this Option shall be exercisable under the circumstances and for the time periods set forth below, but only to the extent such time periods do not extend beyond the Expiration Date:

      (a) If the Optionee's employment terminates or is terminated for any reason other than (i) retirement, (ii) the Optionee becoming totally and permanently disabled, (iii) death, or (iv) under the circumstances described in Paragraph 4(b), this Option may be exercised within thirty (30) days of the date of such termination to the extent exercisable in accordance with the provisions of Paragraph 1;

      (b) If the Optionee retires at his normal or later retirement date or, with the consent of the Corporation, takes early retirement, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date of retirement; provided, however, that if such exercise occurs more than three (3) months after the date of such retirement, the Option shall be treated as a Nonqualified Stock Option;

       (c) If the Optionee becomes totally and permanently disabled, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within six (6) years of the date the Optionee's service as an employee is terminated within the meaning of the Code by reason of being totally and permanently disabled; provided, however, that if such Exercise occurs more than one (1) year after the date the Optionee's employment is terminated due to such disability, this Option shall be treated as a Nonqualified Stock Option;

       (d) If the Optionee dies while he is employed or within three (3) years of his retirement in accordance with subparagraph (c) above, this Option may be exercised in full, notwithstanding the provisions of Paragraph 1, at any time within three (3) years of the Optionee's date of death by the legal representative of the Optionee or any person who acquires this Option by bequest or inheritance; provided, however, if the Optionee's date of death is more than three (3) months from the date of such retirement, this Option shall be treated as a Nonqualified Stock Option, and

       (e) For purpose of this Paragraph 4, a sick leave or other bona fide leave of absence granted in accordance with the Corporation's usual procedure which does not operate to interrupt continuous employment for other benefits granted by the Corporation shall not be considered a termination of employment or interruption of continuous employment hereunder and an employee who is granted such a leave of absence shall be considered to be continuously employed during such period of leave; provided, that if the Code or the regulations promulgated thereunder establish a more restrictive rule defining termination of employment applicable to the option granted herein, such rule shall be substituted here for.

(5) The Optionee agrees, by the acceptance of this Option, for himself and his executors and administrators, that if a registration statement under the Securities Act of 1933 is not in effect at the time of the exercise of any portion of this Option, with respect to the sale by the Corporation and the resale by the Optionee of the shares issuable upon such exercise, it shall be a condition precedent to the right to purchase such shares that the notice of exercise shall be accompanied by a written representation that the Optionee or his executor or administrator is acquiring such shares for his own or such executor's or administrator's account for investment and not with a view to the distribution thereof.

(6) The Corporation shall be not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of this Option until the admission of such shares to listing on any stock exchange on which the Corporation's stock may then be listed and until the Corporation takes such steps as may be required by law and applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange as above mentioned, or until, in the opinion of counsel for the Corporation, any such listing or registration or other steps are not required.

(7) The shares issued may be authorized but unissued stock, or treasury stock. and the number of shares with respect to which this Option may be exercised, and the price payable with respect thereto, shall be properly adjusted if the Corporation shall at any time declare a stock split, issue any stock dividend, or make a reclassification of such stock, so that the Optionee or his executors, administrators, legatees or distributees entitled hereunder shall not be in any way in a better or worse position as to the number of shares acquired and the aggregate amount paid therefore, solely from having exercised this option with respect to any of said shares after, rather than before, such stock split, stock dividend, or reclassification.

(8) The granting of this Option shall not constitute or be evidence of any agreement or understanding, express or implied, on the part of the Corporation or any of its subsidiaries to employ the Optionee for any specified period. The Company continues to retain the absolute right to terminate the employment relationship with the Optionee at any time, with or without good cause.

(9) This Option shall be binding upon the Corporation and its successors and assigns, and upon the Optionee and his administrators and executors.

(10) Whenever the Corporation is required to issue or transfer shares of its Common Stock to Optionee pursuant hereto, the Corporation shall have the right to require the Optionee to remit to the Corporation an amount sufficient to satisfy all federal, state and local withholding tax requirements, if any.

(11) The Optionee agrees, by the acceptance of this Option, to the amendment of this Grant Agreement, the Notice of Grant of Stock Option and the form of exercise of option provided by the Corporation, in any manner requested by the Corporation pursuant to advice from the Securities and Exchange Commission at any time during the term of this Option, and to execute any and all instruments relative thereto when so requested by the Corporation.

(12) Throughout this agreement, the masculine gender shall be deemed to include the feminine.

(13) This Option is not transferable by the Optionee otherwise than by will or by the laws of descent and distribution and during the lifetime of the Optionee it is exercisable only by the Optionee.

                           RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (hereinafter "Agreement") is made as of the 2nd day of February, 2000, by and between THOMAS & BETTS CORPORATION (hereinafter "Corporation"), a Tennessee corporation, and "Name", an employee of the Corporation (hereinafter "Participant").

WHEREAS, the Corporation has adopted with the approval of its stockholders the 1993 Management Stock Ownership Plan, attached as Exhibit A to the 1993 Proxy Statement and as amended from time to time thereafter (hereinafter "Plan"); and

WHEREAS, the Committee under the Plan has awarded shares of the Corporation's Common Stock to the Participant;

NOW, THEREFORE, in consideration of the foregoing, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation and the Participant, intending to be legally bound, hereby agree as follows:

1. ISSUANCE OF RESTRICTED STOCK. Subject to the terms and conditions hereinafter set forth, the Corporation has awarded to Participant a value equal to a total of "Grant" shares of its Common Stock, par value $.10 per share (hereinafter sometimes "Restricted Stock"). The shares of Restricted Stock actually given pursuant to this award are evidenced by a certificate or certificates registered in Participant's name.

The Committee, in its sole discretion, may award the above mentioned grant of shares of Restricted Stock, in whole or in part, in cash for the purpose of allowing Participant to satisfy federal, state or local tax obligations. Participant agrees to cooperate fully with any rules and regulations of the Committee to permit this award of cash in lieu of stock to occur.

2. TERMS AND CONDITIONS. The terms and conditions of the Plan are incorporated by reference herein, and to the extent that any conflict may exist between any term or provision of this Agreement and any term or provision of the Plan, the term or provision of the Plan shall control.

3. INVESTMENT REPRESENTATION. The Participant agrees that he is acquiring said shares for his own account and not with a view to distribution thereof and that the shares of Restricted Stock acquired by the Participant will not be sold except pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, or pursuant to an exemption from registration under said Act.

4. RESTRICTION ON TRANSFER. Except as otherwise provided pursuant to or in accordance with the terms and provisions of this Agreement or the Plan, the shares of Restricted Stock shall not be sold, exchanged, assigned, transferred or permitted to be transferred voluntarily, involuntarily, or by operation of law, delivered, encumbered, discounted, pledged, hypothecated, or otherwise disposed of for three (3) years i.e., until February 2, 2003, or such longer period (and upon such terms and conditions) that the Committee, in its sole discretion, permits the Participant to defer the Participant's ability to dispose of the shares of Restricted Stock ("Restricted Period").

During the Restricted Period, certificates evidencing the Restricted Shares shall bear the following legend: "These shares have been issued pursuant to the Thomas & Betts Corporation ("Corporation") 1993 Management Stock Ownership Plan ("Plan") and are subject to forfeiture to the Corporation in accordance with the terms of the Plan and an Agreement between the Corporation and the person in whose name the certificate is registered. These shares may not be sold, pledged, exchanged, transferred, hypothecated or otherwise disposed of except in accordance with the terms of said Plan and said Agreement."

5. DEPOSIT OF RESTRICTED STOCK. In order to induce the Corporation to issue to the Participant the Restricted Stock, Participant consents to the deposit with the Secretary of the Corporation or such other person designated by the Committee, the certificates evidencing the Restricted Stock, together with stock powers or other instruments of transfer required by the Corporation or its counsel appropriately endorsed in blank by him. Such deposits shall remain in effect until the time the Corporation reacquires the Restricted Stock under and pursuant to the terms and provisions of Section 6 hereof or until said Restricted Stock shall be released from restrictions under the Plan and the Agreement. Participant consents to the appointment of the Secretary of the Corporation, in his official capacity, and his successors in office, or any other person that may be appointed by the Committee under the Plan as Escrow Agent for said shares during the Restricted Period. If during the Restricted Period, Participant's employment with the Corporation is terminated, and the Restricted Shares forfeited in accordance with Section 6, Participant authorizes the Escrow Agent to cause such certificate or certificates to be canceled on the stock record books of the Corporation. Participant agrees that the Escrow Agent is acting merely as a depository and shall have no liability hereunder except as a depository to retain the Restricted Shares and to dispose of them in accordance with the terms of this Agreement and the Plan. If the Escrow Agent is notified of any adverse claim or demand by any person, he is hereby authorized to hold such certificates until the dispute shall have been settled by the parties and notice submitted to him in writing by all persons so interested, or until the rights of the parties have been finally adjudicated in a court of competent jurisdiction. So long as the Restricted Shares are held in escrow, Participant shall be entitled to all the rights of a stockholder with respect thereto except as may be limited by the terms of the Plan and this Agreement.

6. FORFEITURE OF RESTRICTED STOCK. Subject at all times to the provisions of this Agreement, if the employment of the Participant is terminated for any reason before the shares of Restricted Stock have been released from the restrictions on transfer as set forth in Section 4 hereof, such Restricted Stock shall be forfeited to the Corporation unless the Committee shall determine in a particular case that such forfeiture would not be in the best interest of the Corporation. For purposes of this Section 6, "termination of employment" shall mean termination of employment with the Corporation for any reason whatsoever, whether voluntary or involuntary, including, but not limited to, death, disability, retirement, insanity, or dismissal with or without just cause.

7. DELIVERY OF STOCK AND DOCUMENTS. In the event any shares of Restricted Stock are forfeited to the Corporation, pursuant to the Plan or this Agreement, the Participant shall, to the extent not already deposited with the Escrow Agent, deliver to the Escrow Agent the following: the certificate or certificates representing the Restricted Stock duly endorsed for transfer and bearing whatever documentary stamps, if any, are necessary, and such assignments, certificates of authority, tax releases, consents to transfer, instruments, and evidences of title of the Participant and of his compliance with this Agreement as may be reasonably required by the Corporation or by its counsel.

8. EMPLOYMENT OF PARTICIPANT. Nothing in this Agreement shall be construed as constituting a commitment, guarantee, agreement, or understanding of any kind or nature that the Corporation shall continue to employ the Participant, nor shall this Agreement affect in any way the right of the Corporation to terminate the employment of the Participant at any time.

9. STOCK DISTRIBUTIONS. Any shares of Common Stock of the Corporation received by a recipient as a stock dividend, or as a result of stock splits, recapitalizations, combinations, exchanges of shares, reorganizations, mergers, consolidations or otherwise which are derived directly or indirectly from shares of Restricted Stock shall have the same status, be subject to the same agreements, and shall bear the same legend as the shares of Restricted Stock and shall be delivered to the Escrow Agent to be held under the same terms and conditions as the Restricted Stock.

10. NON-ALIENATION. No Restricted Stock shall be subject to alienation, sale, assignment, pledge, encumbrance or charge and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

11. RIGHTS OF STOCKHOLDER. Subject to the terms and provisions of the Tennessee Business Corporation Act and of this Agreement, the Participant shall have all the rights of a stockholder of the Corporation with respect to the Restricted Stock, including the right to vote the Restricted Stock and to receive all dividends or other distributions paid or made with respect thereto.

12. CHANGE OF CONTROL, MERGER OR CONSOLIDATION. In the event the Corporation undergoes a change of control as defined in Paragraph 6 of the Plan or is not the surviving company in a merger, consolidation, liquidation, reorganization or other business combination or transaction, the rights of the Participant shall be governed by Section 6 of the Plan.

13. BURDEN AND BENEFIT. The terms and provisions of this Agreement shall be binding upon, and shall inure to the benefit of, the Participant and his executors or administrators, heirs, and personal and legal representatives.

14. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Tennessee.

15. MODIFICATIONS. No change or modification of this Agreement shall be valid unless it is in writing and signed by the parties hereto.

16. ENTIRE AGREEMENT. This Agreement, together with the Plan, sets forth all of the promises, agreements, conditions, understandings, warranties, and representations between the parties hereto with respect to the shares of Restricted Stock, and there are no promises, agreements, conditions, understandings, warranties, or representations, oral or written, express or implied, between them with respect to the shares of Restricted Stock other than as set forth herein or therein.

17. GENDERS. The use of any gender herein shall be deemed to include the other genders and the use of the singular herein shall be deemed to include the plural and vice versa, wherever appropriate.

18. NOTICES. Any and all notices required herein shall be addressed: (i) if to the Corporation, to the principal executive office of the Corporation; and (ii) if to the Participant, to his address as reflected in the stock records of the Corporation.

19. SPECIFIC PERFORMANCE. The parties hereto agree that the shares of Restricted Stock are unique, that the Participant's failure to perform the obligations provided by this Agreement will result in irreparable damage to the Corporation, and that specific performance of the Participant's obligations may be obtained by a suit in equity.

20. INVALID OR UNENFORCEABLE PROVISIONS. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if the invalid or unenforceable provisions were omitted.

IN WITNESS WHEREOF, the Corporation and the Participant have executed this Agreement as of the day and year first above written.

ATTEST:                              THOMAS & BETTS CORPORATION




-------------------------------      -------------------------------------
Vice President-General               President and Chief Executive Officer
Counsel and Secretary









WITNESS:                             PARTICIPANT:





-------------------------------      --------------------------------------
                                     "Name"